                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 20, 2000


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                            333-05271                           13-3728743
----------------------------          ------------------------        --------------------------------
(State or other jurisdiction          (Commission File Number)                (IRS Employer
     of incorporation)                                                      Identification No.)


            380 Madison Avenue, New York                10017-2951
      ----------------------------------------          ----------
      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510


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Item 5.  Other Events:


         On or about 10/17/2000, 10/18/2000 and 10/19/2000, Chase Commercial
Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series
1999-2, Series 2000-1 and Series 2000-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------
                  20.1              Monthly Reports with respect to the October
                                    17, 18 and 19, 2000 distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2000

                                   THE CHASE MANHATTAN BANK,
                                   As Paying Agent, on behalf
                                   of Chase Commercial
                                   Mortgage Securities Corp.

                                   By: /s/ Martin A. Friedman
                                   --------------------------
                                   Name:  Martin A. Friedman
                                   Title: Vice President


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                                   INDEX TO EXHIBITS
                                   -----------------

Exhibit No.                        Description
-----------                        -----------
20.1                               Monthly Reports with respect to the
                                   distribution to certificateholders October
                                   17, 18 and 19, 2000.